ENTREMETRIX CORPORATION
                        RESTRICTED STOCK BONUS AGREEMENT

      THIS ENTREMETRIX CORPORATION RESTRICTED STOCK BONUS AGREEMENT (this "Agreement") is made this 28th day of October, 2004, by and between EntreMetrix Corporation, a Nevada corporation (the "Company"), and, Jay Isco, an individual who is the recipient of an award of restricted common stock of the Company (the "Recipient").

      All capitalized terms in this Agreement shall have the meanings assigned to them in this Agreement, or in the attached Appendix.

1.    EXERCISE OF AWARD

      1.1 AWARD. The Company hereby awards to the Recipient 2,000,000 restricted shares of the Company's Common Stock (the "Restricted Shares").

      1.2 CONSIDERATION. The consideration received by the Company for the Restricted Shares consisted of extraordinary services rendered by the Recipient to the Company and the continuing dedication of Recipient to the Company and its business. Concurrent with the delivery of this Agreement to the Company, the Recipient shall deliver any additional documents required by the Company as a condition for the Award.

      1.3 CONDITION OF AWARD. The Restricted Shares are subject to the following vesting conditions:

      The Restricted Shares shall vest upon the Company achieving audited gross revenues of at least $50,000,000 for the fiscal year ended December 31, 2005. If the Company does not achieve audited gross revenues of at least $50,000,000 for the fiscal year ended December 31, 2005, then a pro rata portion of the Restricted Shares shall vest based upon the following formula: $ amount of audited gross revenues achieved for the fiscal year ended December 31, 2005/$50,000,000 X 2,000,000. The vesting date, if any, shall be the date of the audit report prepared by the Company's auditors with respect to the Company's fiscal year ended December 31, 2005 (the "Audit Report Date").

      The  Company  shall  hold  the   Restricted   Shares  in  escrow   pending
satisfaction of the foregoing vesting conditions. As and when the vesting conditions are satisfied, the vested Restricted Shares shall be released to the Recipient. All Restricted Shares that do not vest by the Audit Report Date shall be automatically rescinded and cancelled without any further action by the Recipient required.

      1.4 SHAREHOLDER RIGHTS. The Recipient (or any successor in interest) shall have all the rights of a shareholder (including voting, dividend and liquidation rights) with respect to the Restricted Shares, subject, however, to the transfer restrictions of Sections 2 and 3 below, except to the extent the Restricted Shares are rescinded and cancelled in accordance with Section 1.3.

2.    SECURITIES LAW COMPLIANCE

      2.1 RESTRICTED SECURITIES. The Restricted Shares have not been registered under the Securities Act of 1933 (the "Act") and are being issued to the Recipient in reliance upon one or more exemptions from registration provided under the Act. The Recipient hereby confirms that the Recipient has been informed that the Restricted Shares are restricted securities under the Act and may not be resold or transferred unless the Restricted Shares are first registered under the federal securities laws or unless an exemption from such registration is available.

      2.3 RESTRICTIVE LEGENDS. The stock certificates for the Restricted Shares shall be endorsed with one or more of the following restrictive legends:

            "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended. The shares may not be sold or offered for sale or otherwise transferred in the absence of
            (a) an effective registration statement for the shares under such Act, or (b) an opinion of counsel of the Company that registration under such Act is not required with respect to such sale or offer."

            "The shares represented by this certificate are subject to certain restrictions on transfer, a right of first refusal, a lock-up agreement, and certain drag-along rights granted to the Company and accordingly may not be sold, assigned, transferred, encumbered, or in any manner disposed of except in conformity with the terms of the Restricted Stock Bonus Agreement between the Company and the registered holder of the shares (or the predecessor in interest to the shares). A copy of such agreement is maintained at the Company's principal corporate offices."

      2.4 INVESTMENT REPRESENTATIONS.

            The Recipient hereby makes all of the representations set forth on Exhibit B attached hereto, which are incorporated by reference herein.

3.    TRANSFER RESTRICTIONS

      3.1 RESTRICTION ON TRANSFER. The Restricted Shares shall not be transferred, assigned, encumbered or otherwise disposed of in contravention of the First Refusal Right, the Market Stand-Off, the Drag-Along Right or the Lock-Up Agreement. Unvested Restricted Shares shall not be transferred, encumbered or otherwise disposed of in any manner whatsoever. The Company reserves the right to refuse any transfers that are not made in accordance with this Agreement.

      3.2 TRANSFEREE OBLIGATIONS. Each person (other than the Company) to whom the Restricted Shares are transferred by means of a Permitted Transfer or transfer in a private sale made pursuant to an exemption from registration requirements must, as a condition precedent to the validity of such transfer, acknowledge in writing to the Company that such person is bound by the provisions of this Agreement and that the transferred shares are subject to the First Refusal Right, the Market Stand-Off, the Drag-Along Right and the Lock-Up Agreement, to the same extent such shares would be so subject if retained by the Recipient.

      3.3 MARKET STAND-OFF. In connection with any registration by the Company of its equity securities (except on Form S-8 or S-4 or any successor forms thereto), the Recipient shall not sell, make any short sale of, loan, hypothecate, pledge, grant any option for the purchase of, or otherwise dispose of or transfer for value or otherwise agree to engage in any of the foregoing transactions with respect to, any Restricted Shares without the prior written consent of the Company or its underwriters. Such restriction (the "Market Stand-Off") shall be in effect for such period of time from and after the effective date of the final prospectus for the offering as may be requested by the Company or such underwriters. In no event, however, shall such period exceed one hundred eighty (180) days and the Market Stand-Off shall in all events terminate five (5) years after the date of this Agreement. Any new, substituted or additional securities which are by reason of any Recapitalization or Reorganization distributed with respect to the Restricted Shares shall be immediately subject to the Market Stand-Off, to the same extent the Restricted Shares are at such time covered by such provisions. In order to enforce the Market Stand-Off, the Company may impose stop-transfer instructions with respect to the Restricted Shares until the end of the applicable stand-off period.

4.    RIGHT OF FIRST REFUSAL

      4.1 GRANT. The Company is hereby granted the right of first refusal (the "First Refusal Right"), exercisable in connection with any proposed transfer of the Restricted Shares except open market sales made in accordance with the Lock-Up Agreement and applicable federal securities laws. For purposes of this Section, the term "transfer" shall include any private sale, assignment, pledge, encumbrance or other disposition of the Restricted Shares intended to be made by the Recipient, but shall not include any Permitted Transfer or any open market sale made in accordance with the Lock-Up Agreement.

      4.2 NOTICE OF INTENDED DISPOSITION. In the event the Recipient desires to accept a bona fide third-party offer for the transfer in a private sale of any or all of the Restricted Shares (the Restricted Shares subject to such offer to be hereinafter referred to as the "Target Shares"), the Recipient shall promptly
(i) deliver to the Company written notice (the "Disposition Notice") of the terms of the offer, including the purchase price and the identity of the third-party offeror, and (ii) provide satisfactory proof that the disposition of the Target Shares to such third-party offeror would not be in contravention of the provisions set forth in Sections 2 and 3. The transfer of such shares shall not occur unless the transferee agrees in writing to be bound by the terms of this Agreement, including, without limitation, the First Refusal Right, the Market Stand-Off, the Drag-Along Right and the Lock-Up Agreement.

      4.3 EXERCISE OF THE FIRST REFUSAL RIGHT. The Company shall, for a period of twenty-five (25) days following receipt of the Disposition Notice, have the right to repurchase any or all of the Target Shares subject to the Disposition Notice upon the same terms as those specified therein or upon such other terms (not materially different from those specified in the Disposition Notice) to which the Recipient consents, except that the Company shall in any case have the right to elect the payment method provided in Section 6. Such right shall be exercisable by delivery of written notice (the "Exercise Notice") to the Recipient prior to the expiration of the twenty-five (25) day exercise period. If such right is exercised with respect to all the Target Shares, then the Company shall effect the repurchase of such shares, including payment of the purchase price, subject to the provisions of Section 6, not more than fifteen
(15) business days after delivery of the Exercise Notice, and at such time the certificates representing the Target Shares shall be delivered to the Company. If the purchase price specified in the Disposition Notice is to be payable in property other than cash or evidences of indebtedness, and there is no immediately ascertainable market value of such property, then the value of such property shall be deemed to be zero.

      4.4 NON-EXERCISE OF THE FIRST REFUSAL RIGHT. In the event the Exercise Notice is not given to the Recipient prior to the expiration of the twenty-five
(25) day exercise period, the Recipient shall have a period of thirty (30) days thereafter in which to sell or otherwise dispose of the Target Shares to the third-party offeror identified in the Disposition Notice upon terms (including the purchase price) no more favorable to such third-party offeror than those specified in the Disposition Notice; provided, however, that any such sale or disposition must not be effected in contravention of the provisions of Sections 2 and 3. In the event the Recipient does not effect such sale or disposition of the Target Shares within the specified thirty (30) day period, the First Refusal Right shall continue to be applicable to any subsequent disposition of the Target Shares by the Recipient until such right lapses.

      4.5 PARTIAL EXERCISE OF THE FIRST REFUSAL RIGHT. In the event the Company makes a timely exercise of the First Refusal Right with respect to a portion, but not all, of the Target Shares specified in the Disposition Notice, the Recipient shall have the option, exercisable by written notice to the Company delivered within five (5) business days after the Recipient's receipt of the Exercise Notice, to effect the sale of the balance of the Target Shares to the third-party offeror identified in the Disposition Notice, in full compliance with the requirements of Section 4.4, as if the Company did not exercise the First Refusal Right.

      4.6 RECAPITALIZATION/REORGANIZATION. Any new, substituted or additional securities or other property which is by reason of any Recapitalization distributed with respect to the Restricted Shares shall be immediately subject to the First Refusal Right, but only to the extent the Restricted Shares are at the time covered by such right. In the event of a Reorganization, the First Refusal Right shall remain in full force and effect and shall apply to the new capital stock or other property received in exchange for the Restricted Shares in consummation of the Reorganization, but only to the extent the Restricted Shares are at the time covered by such right.

5.    LOCK-UP AGREEMENT

      Subject to Section 3.3, with respect to the Restricted Shares, Recipient shall not sell in an open market or brokered transaction during any 30-day period more than 15% of the total trading volume of the Company's common stock reported by Bloomberg L.P. for the calendar month preceding the calendar month in which such sale(s) shall occur (the "Lock-Up Agreement").

6.    PAYMENT METHOD

      At the election of the Company, the Company may pay the purchase price for shares to be purchased pursuant to Section 4.2 to Recipient (or Recipient's estate) with at least 10% down in cash with the balance of the purchase price payable in equal monthly installments (principal plus interest) in accordance with the terms of a promissory note payable to the order of Recipient amortized over 36 months bearing simple interest at the then existing Bank of America prime interest rate plus 1% per annum, with full privilege of prepayment of all or any part of the principal at any time without penalty or bonus. The promissory note shall provide that if a default occurs, at the election of the holder the entire sum of principal and interest will immediately be due and payable and that the Company shall pay reasonable attorneys' fees to the holder if suit is commenced because of default. The promissory note shall be secured by a pledge of all the shares being purchased in the transaction to which the promissory note relates. As long as no default occurs in payments on the promissory note, the Company shall be entitled to vote the shares; however, any dividends shall be paid to the holder of the note as a prepayment of principal.

7.    DRAG-ALONG RIGHT

      In the event of the occurrence of a Corporate Transaction, the Company shall have the right to require the Recipient to sell, transfer, exchange or otherwise dispose of the Restricted Shares as part of the Corporate Transaction, notwithstanding that the Recipient did not approve the Corporate Transaction and/or did not otherwise consent to the sale, transfer, exchange or other disposition of Recipient's securities in accordance with the terms of the Corporate Transaction (the "Drag-Along Right"). For purposes of facilitating the obligation to transfer set forth in this Section 7, the Company, in its sole discretion, may require the Recipient, at the Company's cost, to deliver the share certificates representing the Restricted Shares with a stock power executed by the Recipient in blank, to the Secretary of the Company or the Company's designee, to hold the Restricted Shares and the stock power in escrow and to take all such actions and to effectuate all transfers or releases as are in accordance with the terms of this Section 7. The Restricted Shares may be held in escrow so long as they are subject to the terms of this Section 7. The Recipient hereby irrevocably constitutes and appoints the Secretary of the Company, with full power of substitution, as Recipient's true and lawful attorney to act as escrow holder for the Recipient under this Section 7 and any amendments to it. The power of attorney hereby granted is irrevocable and shall be deemed to be coupled with an interest, and it shall survive the termination, death, disability, or, if the Recipient is an entity, the dissolution of the Recipient.

8. LAPSE OF FIRST REFUSAL RIGHT, MARKET STAND-OFF, DRAG-ALONG RIGHT AND LOCK-UP AGREEMENT.

      The First Refusal Right, the Drag-Along Right, the Market Stand-Off and the Lock-Up Agreement shall lapse as to any Restricted Shares sold in accordance with Section 5.

9.    GENERAL PROVISIONS

      9.1 ASSIGNMENT. The Company may assign any or all of its rights under this Agreement to any person or entity selected by the Board, including (without limitation) one or more shareholders of the Company.

      9.2 NO EMPLOYMENT OR SERVICE CONTRACT. Nothing in this Agreement or in the Plan shall confer upon the Recipient any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Parent or Subsidiary employing or retaining the Recipient) or of the Recipient, which rights are hereby expressly reserved by each, to terminate the Recipient's Service at any time for any reason, with or without cause.

      9.3 NOTICES. Unless otherwise specifically provided in this Agreement, all notices, demands, requests, consents, approvals or other communications (collectively and severally called "Notices") required or permitted to be given hereunder, or which are given with respect to this Agreement, shall be in writing, and shall be given by: (A) personal delivery (which form of Notice shall be deemed to have been given upon delivery), (B) by telegraph or by private airborne/overnight delivery service (which forms of Notice shall be deemed to have been given upon confirmed delivery by the delivery agency), (C) by electronic or facsimile or telephonic transmission, provided the receiving party has a compatible device or confirms receipt thereof (which forms of Notice shall be deemed delivered upon confirmed transmission or confirmation of receipt), or (D) by mailing in the United States mail by registered or certified mail, return receipt requested, postage prepaid (which forms of Notice shall be deemed to have been given upon the fifth {5th} business day following the date mailed). Notices shall be addressed to the address set forth in the signature page of this Agreement, or to such other address as the receiving party shall have specified most recently by like Notice, with a copy to the other parties hereto.

      9.4 NO WAIVER. The failure of the Company in any instance to exercise the First Refusal Right, or the Drag-Along Right shall not constitute a waiver of any such rights that may subsequently arise under the provisions of this Agreement or any other agreement between the Company and Recipient. No waiver of any breach or condition of this Agreement shall be deemed to be a waiver of any other or subsequent breach or condition, whether of like or different nature.

      9.5 CANCELLATION OF SHARES. If the Company shall make available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Restricted Shares to be repurchased in accordance with the provisions of this Agreement, then from and after such time, the person from whom such shares are to be repurchased shall no longer have any rights as a holder of such shares (other than the right to receive payment of such consideration in accordance with this Agreement). Such shares shall be deemed purchased in accordance with the applicable provisions hereof, and the Company shall be deemed the owner and holder of such shares, whether or not the certificates therefor have been delivered as required by this Agreement.

10.   MISCELLANEOUS PROVISIONS

      10.1 RECIPIENT UNDERTAKING. The Recipient hereby agrees to take whatever additional action and execute whatever additional documents the Company may deem necessary or advisable in order to carry out or effect one or more of the obligations or restrictions imposed on either the Recipient or the Restricted Shares pursuant to the provisions of this Agreement.

      10.2 AGREEMENT IS ENTIRE CONTRACT. This Agreement constitutes the entire contract between the parties hereto with regard to the subject matter hereof.

      10.3 GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Nevada without resort to that state's conflict-of-laws rules.

      10.4 COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

      10.5 SUCCESSORS AND ASSIGNS. The provisions of this Agreement shall inure to the benefit of, and be binding upon, the Company and its successors and assigns and upon the Recipient, the Recipient's permitted assigns and the legal representatives, heirs and legatees of the Recipient's estate, whether or not any such person shall have become a party to this Agreement and have agreed in writing to join herein and be bound by the terms hereof.

                            [SIGNATURE PAGE FOLLOWS]

      IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first indicated above.

                                   ENTREMETRIX CORPORATION, a Nevada corporation


                                   By:
                                      ------------------------------------------

                                   Name:
                                        ----------------------------------------

                                   Title:
                                         ---------------------------------------

                                   RECIPIENT


                                   ---------------------------------------------
                                   Jay Isco

                                   Address:
                                           -------------------------------------

                                   ---------------------------------------------

                                   ---------------------------------------------

                                    EXHIBIT A

                      ASSIGNMENT SEPARATE FROM CERTIFICATE

            FOR VALUE RECEIVED ___________________ hereby sell(s), assign(s) and transfer(s) unto EntreMetrix Corporation, a Nevada Corporation (the "Company"), _____________ (_____) shares of the Common Stock of the Company standing in his or her name on the books of the Company represented by Certificate No. ___________ herewith and do(es) hereby irrevocably constitute and appoint
______________ Attorney to transfer the said stock on the books of the Company with full power of substitution in the premises.

Dated:
      ------------------


                                       Signature
                                                --------------------------------
                                                Jay Isco


Witness
        ------------------------------------------------------

INSTRUCTION:  Please do not fill in any blanks  other than the  signature  line.
Please sign exactly as you would like your name to appear on the issued stock certificate. The purpose of this assignment is to enable the Company to exercise the Drag-Along Right without requiring additional signatures on the part of Recipient.

                                    EXHIBIT B

                       INVESTMENT REPRESENTATION STATEMENT

--------------------------------------------------------------------------------

      In connection with the purchase of the Restricted Shares, I, the undersigned Recipient, represent to the Company as follows:

1. The Company May Rely on These Representations. I understand that the Company's sale of the shares to me has not been registered under the Securities Act of 1933, as amended, because the Company believes, relying in part on my representations in this document, that an exemption from such registration requirement is available for such sale. I understand that the availability of this exemption depends upon the representations I am making to the Company in this document being true and correct.

2. I am Purchasing for Investment. I am purchasing the shares solely for investment purposes, and not for further distribution. My entire legal and beneficial ownership interest in the shares is being purchased and shall be held solely for my account, except to the extent I intend to hold the shares jointly with my spouse. I am not a party to, and do not presently intend to enter into, any contract or other arrangement with any other person or entity involving the resale, transfer, grant of participation with respect to or other distribution of any of the shares. My investment intent is not limited to my present intention to hold the shares for the minimum capital gains period specified under any applicable tax law, for a deferred sale, for a specified increase or decrease in the market price of the shares, or for any other fixed period in the future.

3. I Can Protect My Own Interests. I can properly evaluate the merits and risks of an investment in the shares and can protect my own interests in this regard, whether by reason of my own business and financial expertise, the business and financial expertise of certain professional advisors unaffiliated with the Company with whom I have consulted, or my preexisting business or personal relationship with the Company or any of its officers, directors or controlling persons.

4. I am Informed About the Company. I am sufficiently aware of the Company's business affairs and financial condition to reach an informed and knowledgeable decision to acquire the shares. I have had opportunity to discuss the plans, operations and financial condition of the Company with its officers, directors or controlling persons, and have received all information I deem appropriate for assessing the risk of an investment in the shares.

5. I Recognize My Economic Risk. I realize that the purchase of the shares involves a high degree of risk, and that the Company's future prospects are uncertain. I am able to hold the shares indefinitely if required, and am able to bear the loss of my entire investment in the shares.

6. I am Familiar With Rule 144. I am familiar with Rule 144 adopted under the Securities Act, which in some circumstances permits limited public resales of "restricted securities" like the shares acquired from an issuer in a non-public offering. I understand that my ability to sell the shares under Rule 144 in the future is uncertain, and will depend upon, among other things: (i) the availability of certain current public information about the Company; (ii) the resale occurring more than one year after my purchase and full payment (within the meaning of Rule 144) for the shares; and (iii) if I am an affiliate of the Company, or a non-affiliate who has held the shares less than two years after my purchase and full payment:
      (A) the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker, as said term is defined under the Securities Exchange Act of 1934, as amended, (B) the amount of shares being sold during any three month period not exceeding the specified limitations stated in Rule 144, and (C) timely filing of a notice of proposed sale on Form 144, if applicable.

7. I Know Rule 144 May Never be Available. I understand that the requirements of Rule 144 may never be met, and that the shares may never be saleable. I further understand that at the time I wish to sell the shares, there may be no public market for the Company's stock upon which to make such a sale, or the current public information requirements of Rule 144 may not be satisfied, either of which would preclude me from selling the shares under Rule 144 even if the one-year minimum holding period had been satisfied.

8. I Know I am Subject to Further Restrictions on Resale. I understand that in the event Rule 144 is not available to me, any future proposed sale of any of the shares by me will not be possible without prior registration under the Securities Act, compliance with some other registration exemption (which may or may not be available), or each of the following:
      (i) my written notice to the Company containing detailed information regarding the proposed sale, (ii) my providing an opinion of my counsel to the effect that such sale will not require registration, and (iii) the Company notifying me in writing that its counsel concurs in such opinion. I understand that neither the Company nor its counsel is obligated to provide me with any such opinion. I understand that although Rule 144 is not exclusive, the Staff of the SEC has stated that persons proposing to sell private placement securities other than in a registered offering or pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.

9. I Know I May Have Tax Liability Due to the Uncertain Value of the Shares. I understand that the Board of Directors believes its valuation of the shares represents a fair appraisal of their worth, but that it remains possible that, with the benefit of hindsight, the Internal Revenue Service may successfully assert that the value of the shares on the date of my purchase is substantially greater than the Board's appraisal. I understand that any additional value ascribed to the shares by such an IRS determination may constitute ordinary income to me as of the purchase date, and that any additional taxes and interest due as a result will be my sole responsibility payable only by me, and that the Company need not and will not reimburse me for that tax liability.


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

10. Agreement. By signing below, I acknowledge my agreement with each of the statements contained in this Investment Representation Statement as of the date first set forth above, and my intent for the Company to rely on such statements in issuing the shares to me.


                                                   -----------------------------
                                                   Jay Isco


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

                                    APPENDIX

The following definitions shall be in effect under the Agreement:

      AGREEMENT shall mean this EntreMetrix Corporation Restricted Stock Bonus Agreement.

      RESTRICTED SHARES shall have the meaning assigned to such term in Section 1.l.

      BOARD shall mean the Company's Board of Directors.

      COMMON STOCK shall mean the Company's common stock.

      CORPORATE TRANSACTION shall mean either of the following shareholder approved transactions:

            (i) a merger, consolidation or other transaction in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or

            (ii) the sale, transfer or other disposition of all or substantially all of the Company's assets in complete liquidation or dissolution of the Company.

      DISPOSITION NOTICE shall have the meaning assigned to such term in Section 4.2.

      DRAG-ALONG  RIGHT shall have the meaning  assigned to such term in Section
7.

      EXERCISE  NOTICE  shall have the meaning  assigned to such term in Section
4.3.

      FAIR MARKET VALUE of a share of Common Stock on any relevant date shall be determined by the Board after taking into account such factors as it shall deem appropriate.

      FIRST REFUSAL RIGHT shall mean the right granted to the Company in accordance with Section 4.

      MARKET STAND-OFF shall mean the market stand-off  restriction specified in
Section 3.3.

      PARENT shall mean any company (other than the Company) in an unbroken chain of companies ending with the Company, provided each company in the unbroken chain (other than the Company) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other companies in such chain.

      PERMITTED TRANSFER shall mean (i) a gratuitous transfer of the Restricted Shares, provided and only if Recipient obtains the Company's prior written consent to such transfer, (ii) a transfer of title to the Restricted Shares effected pursuant to Recipient's will or the laws of intestate succession following Recipient's death or (iii) a transfer to the Company in pledge as security for any purchase-money indebtedness incurred by Recipient in connection with the acquisition of the Restricted Shares.


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

      RECAPITALIZATION shall mean any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the Company's outstanding Common Stock as a class without the Company's receipt of consideration.

      REORGANIZATION shall mean any of the following transactions:

            (i) a merger or consolidation in which the Company is not the surviving entity,

            (ii) a sale, transfer or other disposition of all or substantially all of the Company's assets,

            (iii) a reverse merger in which the Company is the surviving entity but in which the Company's outstanding voting securities are transferred in whole or in part to a person or persons different from the persons holding those securities immediately prior to the merger, or

            (iv) any transaction effected primarily to change the state in which the Company is incorporated or to create a holding company structure.

      SEC shall mean the Securities and Exchange Commission.

      SERVICE shall mean the Recipient's performance of services for the Company (or any Parent or Subsidiary) in the capacity of an employee, subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance, a non-employee member of the Board of Directors or an independent consultant.

      SUBSIDIARY shall mean any company (other than the Company) in an unbroken chain of companies beginning with the Company, provided each company (other than the last company) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other companies in such chain.

      TARGET SHARES shall have the meaning assigned to such term in Section 4.2.


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